Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes

12. Income Taxes

Loss before provision for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2011	2012	2013
United States	$(16,744)	$(37,316)	$(94,455)
Foreign	33	595	(85,477)

Total	$(16,711)	$(36,721)	$(179,932)

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2011	2012	2013
Federal:
Current	$—	$(1,181)$	—
Deferred	—	—	(56,212)
State:
Current	12	(62)	86
Deferred	—	—	(4,564)
Foreign:
Current	59	278	1,478
Deferred	—	—	(85)

Total	$71	$(965)	$(59,297)

Reconciliation of the federal statutory income tax rate to the effective tax rate is as follows:

	Year Ended December 31,
	2011	2012	2013
Federal statutory rate	35.0%	35.0%	35.0%
Effect of:
State taxes, net of federal tax benefit	4.4	2.7	2.5
Change in valuation allowance	(39.5)	(31.7)	13.4
Research and development tax credit	2.8	3.0	0.8
Convertible preferred stock warrants	(1.7)	(2.4)	(1.3)
Stock-based compensation	(0.8)	(3.2)	2.9
Foreign differential	—	—	(17.1)
Other, net	(0.6)	(0.8)	(3.2)

Total	(0.4)%	2.6%	33.0%

The components of the deferred tax assets and liabilities are as follows (in thousands):

	As of December 31,
	2012	2013
Deferred tax assets:
Net operating loss carryforwards	$30,926	$46,903
Accruals and reserves	2,682	6,471
Stock-based compensation	—	17,555
Fixed assets	—	752
Deferred revenue	4,358	10,546
Research and development credits	3,340	6,541
Other deferred tax assets	13	156

Gross deferred tax assets	41,319	88,924
Valuation allowance	(39,630)	(4,186)

Total deferred tax assets	1,689	84,738
Acquisition related intangibles	(1,275)	(114,187)
Fixed assets	(21)	—
Other deferred tax liabilities	(393)	(1,114)

Deferred tax liabilities	(1,689)	(115,301)

Total	$—	$(30,563)

A valuation allowance is provided when it is more likely than not that the deferred tax asset will not be realized. As a result of our acquisitions in 2013, we released a portion of our existing valuation allowance as the deferred tax liabilities from the acquisitions will provide a source of income for us to realize a portion of our deferred tax assets, therefore a valuation allowance is no longer needed on those deferred tax assets. The valuation allowance decreased by approximately $35.4 million during 2013.

As of December 31, 2013, we had federal and state net operating loss carry forwards of approximately $127.7 million and $136.7 million, respectively, available to reduce future taxable income, if any. If not utilized, the federal net operating loss carry forwards will expire from the years ending December 31, 2024 through 2033 while state net operating loss carry forwards will expire from the years ending December 31, 2014 through 2033.

We also have federal and state research and development tax credit carry forwards of approximately $4.2 million and $2.9 million, respectively. If not utilized, the federal credit carry forwards will expire in various amounts from the years ended December 31, 2025 through 2033. The state credit will carry forward indefinitely.

Utilization of the net operating loss carryforwards and credits may be subject to an annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

As a result of certain realization requirements of ASC 718, the table of deferred tax assets shown above does not include certain deferred tax assets as of December 31, 2013 that arose directly from tax deductions related to equity compensation greater than compensation recognized for financial reporting. Equity will be increased by $3.5 million if and when such deferred tax assets are ultimately realized. The Company uses ASC 740 ordering when determining when excess tax benefits have been realized.

As of December 31, 2013, we had $10.9 million of unrecognized tax benefits, of which $10.1 million would affect income tax expense if recognized, before consideration of our valuation allowance. As of December 31, 2013, our federal, state, and foreign returns for all years are still open to examination. We do not expect the unrecognized tax benefits to change significantly over the next 12 months. We recognize both interest and penalties associated with uncertain tax positions as a component of income tax expense. As of December 31, 2011, we have not accrued any penalties or made provisions for interest. As of December 31, 2012, we have accrued interest and penalties of $29,000. As of December 31, 2013, we have accrued interest and penalties of $71,000 and in total recognized a liability for interest and penalties of $100,000. The ultimate amount and timing of any future cash settlements cannot be predicted within reasonable certainty.

A reconciliation of gross unrecognized tax benefit is as follows (in thousands):

	Year Ended December 31,
	2011	2012	2013
Unrecognized tax benefits at the beginning of the period	$501	$699	$1,172
Additions for tax positions related to the current year	198	474	8,789
Increases related to prior year tax positions	—	—	947
Decreases based on settlements with taxing authorities	—	—	(21)
Lapse of statute of limitations	—	(1)	—

Unrecognized tax benefits at the end of the period	$699	$1,172	$10,887

As of December 31, 2013, we have not made any tax provision for U.S. federal and state income taxes on approximately $3.6 million of undistributed earnings in foreign subsidiaries, which we expect to reinvest outside of the U.S. indefinitely. If we were to repatriate these earnings to the U.S., we would be subject to U.S. income taxes and subject to an adjustment for foreign tax credits and foreign withholding taxes. Determination of the amount of unrecognized deferred tax liability is not practicable.

The benefit for income taxes for the year ended December 31, 2013 reflects an effective tax rate of 33.0%. The benefit is primarily due to a reduction of the U.S. valuation allowance resulting from recording a deferred tax liability on the acquisition-related intangibles for which no benefit will be derived partially offset by foreign and state income tax expense. The benefit for income taxes for the year ended December 31, 2012 reflects an effective rate of 2.6%. The benefit is primarily due to a reduction of the U.S. valuation allowance resulting from recording a deferred tax liability on the acquisition-related intangibles for which no benefit will be derived partially offset by foreign and state income tax expense. The provision for income taxes for the year ended December 31, 2011 differed from the U.S. federal statutory rate primarily as the result of the valuation allowances on U.S. deferred tax assets and state minimum taxes.